Exhibit 32


                    Certification of Chief Executive Officer
                     and Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned, Roger S. Marcus, Chief Executive Officer, and Howard N. Feist III, Chief Financial Officer, of American Biltrite Inc. (the "Company"), each hereby certifies that, to the best of his knowledge:

The quarterly report on Form 10-Q for the quarter ended March 31, 2005 of the Company as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2005

                                            /s/ Roger S. Marcus
                                            -------------------
                                            Roger S. Marcus
                                            Chief Executive Officer


                                            /s/ Howard N. Feist III
                                            -----------------------
                                            Howard N. Feist III
                                            Chief Financial Officer